Exhibit 10.22

Hawaiian Telcom & Accenture CONFIDENTIAL

Amendment Number Three

To Application Services Agreement

August 13, 2007

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMSSION.

AMENDMENT NUMBER THREE

TO APPLICATION SERVICES AGREEMENT

This Amendment Number Three (“Amendment”), effective as of August 1, 2007 (the “Amendment Effective Date”), is between Hawaiian Telcom Communications, Inc. (“Hawaiian Telcom”) and Accenture LLP (“Accenture”). Accenture and Hawaiian Telcom may be referred to in this Amendment individually as “Party” and together as “Parties.”

The Parties entered into that certain Application Services Agreement, effective as of February 5, 2007 (the “Agreement”), which the Parties now desire to amend.

The Parties agree to modify and amend the Agreement, effective as of the Amendment Effective Date, as follows:

1.               New In-Scope Application: Exhibit I, In-Scope Applications, is modified as follows to add next generation loop qualification processor (“NG-LQP”), a new application to support new product service qualification for customers served using the new Multi-Protocol Label Switching (“MPLS”) platform. Accenture is implementing NG-LPQ under Enhancement Capacity Work Order # 011 under the Agreement.

Functional Group	System	Description	Version
Networking & Engineering	NG-LQP	Next Generation Loop Qualification	n/a

2.               Services: Accenture will provide Services under the Agreement for NG-LPQ.

3.               AM Services Full Time Equivalents: Exhibit D-3, Non-Discretionary AM Service Charges is modified as follows to add the following full time equivalents (“FTEs”) to the baseline FTEs:

Domain Area	Applications	[ * ]
Network	NG-LQP	[ * ] [ * ]

* Confidential material redacted and filed separately with the Commission.

4.               AM Services Charges: Exhibit D-3, Non-Discretionary AM Services Charges, is modified to increase the monthly AM Services Charges as follows.  The following shows the updated AM Services Charges (USD$):

Aug-07	Sep-07	Oct-07	Nov-07	Dec-07
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

Jan-08	Feb-08	Mar-08	Apr-08	May-08	Jun-08
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

5.               Defined Terms: Any terms not defined in this Amendment will have the same meaning as in the Agreement, as previously amended.

6.               Effect of Amendment:  Unless otherwise amended herein, all terms and conditions of the Agreement, as previously amended, remain unmodified and in full force and effect.

IN WITNESS WHEREOF, this Amendment has been duly executed by and on behalf of the Parties hereto as of the Amendment Effective Date.

HAWAIIAN TELCOM COMMUNICATIONS, INC.

By:	/s/ Loren D. Tobey

Name:	Loren D. Tobey

Title:	VP & Chief Information Officer

Date:	August 14, 2007

ACCENTURE LLP

By:	/s/ Timothy A. Hale

Name:	Timothy H. Hale

Title:	Partner

Date:	August 9, 2007

* Confidential material redacted and filed separately with the Commission.